ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated as of September 1, 2006, is entered into among J.P. Morgan Acceptance Corporation I, a Delaware corporation (the “Depositor”), HSBC Bank USA, National Association, as trustee (the “Trustee”) of J.P. Morgan Alternative Loan Trust 2006-A5 (the “Trust”), J.P. Morgan Mortgage Acquisition Corp. (“JPMorgan Acquisition”), PHH Mortgage Corporation (“PHH”), formerly known as Cendant Mortgage Corporation, Bishop’s Gate Residential Mortgage Trust (“Bishop’s Gate” and together with PHH, the “Sellers”), with PHH Mortgage Corporation, as the servicer (in such capacity, the “Servicer”) and U.S. Bank National Association (the “Master Servicer”).

RECITALS

WHEREAS JPMorgan Acquisition, PHH Mortgage Corporation, as a seller and servicer, and Bishop’s Gate Residential Mortgage Trust, as a seller have entered into a certain Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of January 1, 2006 (the “Agreement”) pursuant to which JPMorgan Acquisition has acquired certain Mortgage Loans pursuant to the terms of the Agreement and PHH Mortgage Corporation has agreed to service such Mortgage Loans;

WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from JPMorgan Acquisition certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Schedule I hereto (the “Specified Mortgage Loan Schedule”);

WHEREAS, pursuant to the Agreement, the Servicer has agreed to service the Specified Mortgage Loans for the applicable Servicing Fee Rate (as defined in the Pooling and Servicing Agreement referred to below) as specified on Schedule II; and

WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.

Assignment and Assumption

(a)

On and as of the date hereof, JPMorgan Acquisition hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from JPMorgan Acquisition  (the “First Assignment and Assumption”), and the Sellers hereby acknowledge the First Assignment and Assumption.

JPMorgan Acquisition specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of JPMorgan Acquisition with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

(b)

On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”), and the Sellers hereby acknowledge the Second Assignment and Assumption.

(c)

On and as of the date hereof, JPMorgan Acquisition represents and warrants to the Depositor and the Trustee that JPMorgan Acquisition has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of JPMorgan Acquisitions’ acquisition of the Specified Mortgage Loans.

2.

Recognition of Trustee

(a)

From and after the date hereof, both JPMorgan Acquisition and the Sellers shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of the Sellers, the Servicer, the Depositor, the Trustee and JPMorgan Acquisition that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and JPMorgan Acquisition and their respective successors and assigns.

(b)

Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments and waivers under the Agreement.  Accordingly, the right of JPMorgan Acquisition to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Section 12.07 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto (including, without limitation, the servicing of the Specified Mortgage Loans), by the Trustee as assignee of JPMorgan Acquisition.

3.

Representations and Warranties

(a)

The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Sellers or JPMorgan Acquisition other than those contained in the Agreement or this Assignment.

(b)

Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)

Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d)

Each Seller hereby restates, as of the Closing Date (as defined in the Pooling and Servicing Agreement referred to below) (or, with respect to the representations and warranties specifically mentioned in Section 3.05 of the Agreement, as of the applicable Funding Date (as defined in the Agreement)), the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 of the Agreement, with respect to each of the Specified Mortgage Loans that were sold by it under the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust (other than those representations and warranties specifically excepted pursuant to Section 3.05 of the Agreement), and by this reference incorporates such representations and warranties herein, as of such Closing Date.  In addition, each Seller hereby represents and warrants that (i) each Specified Mortgage Loan sold by it under the Agreement is a “qualified mortgage” within the meaning of 860G(a)(3) of the Code and (ii) each Specified Mortgage Loan sold by it under the Agreement that is a Cooperative Loan is secured by stock in a “cooperative housing corporation” within the meaning of Section 216(b) of the Code.

4.

The Servicer hereby acknowledges that U.S. Bank National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the pooling and servicing agreement dated as of the date hereof among the Depositor, the Master Servicer, the Securities Administrator and the Trustee (the “Pooling and Servicing Agreement”) for Mortgage Pass-Through Certificates, Series 2006-A5 and, therefore, has the right to enforce all obligations of the Servicer under the Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by JPMorgan Acquisition. The Servicer shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

U.S. Bank National Association

ABA Number:  091000022

Account Name:  U.S. Bank Corporate Trust

Account number:  173103322058

For further credit to:

J.P. Morgan Alternative Loan Trust 2006-A5,

Distribution Account Number:  106337000

The Servicer shall deliver all reports required to be delivered under the Agreement to the Master Servicer at the following address:

U.S. Bank National Association

2121 Cliff Road, #205

Eagan, MN 55122

Attention:  J.P. Morgan Alternative Loan Trust 2006-A5

Telecopier: (651) 365-6384

5.

Establishment of Collection Account

The Servicer shall establish and maintain a separate Collection Account in the name of the Trustee, in trust for J.P. Morgan Alternative Loan Trust 2006-A5, for all funds collected and received on the Specified Mortgage Loans.

6.

Amendments to the Agreement

The parties to the Agreement hereby agree to amend the Agreement as follows:

(a)

With respect to the Specified Mortgage Loans, “Permitted Investments” shall have the meaning of such term as defined in the Pooling and Servicing Agreement.

(b)

Notwithstanding any provision in the Agreement to the contrary, the parties to the Agreement hereby agree that the Servicer’s aggregate obligations under Section 5.04, clause (4)(ii) of the Agreement, with respect to a Mortgage Pool (as defined in the Pooling and Servicing Agreement) for any month shall be limited to the total amount of Servicing Fees actually received for the Specified Mortgage Loans in such Mortgage Pool by the Servicer during such month.

(c)

Section 6.02 of the Agreement is hereby replaced in its entirety with the following:

“Section 6.02

Reporting.

  On or before the fifth Business Day after the end of the related Due Period during the term hereof, the Servicer shall deliver to the Purchaser monthly accounting reports in the forms set forth on Exhibit 6.02 attached hereto (or such other format or such other data as is mutually agreed upon by the Servicer, the Master Servicer and the Purchaser) with respect to the most recently ended Monthly Period, or the Servicer shall provide training and passwords to the Purchaser to have access to view such reports via the Servicer’s website.  Such monthly accounting reports shall include information as to the aggregate Unpaid Principal Balance of all Mortgage Loans, the scheduled amortization of all Mortgage Loans, any delinquencies and the amount of any Principal Prepayments as of the most recently ended Record Date.

The Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as the Purchaser may reasonably request from time to time.”

(d)

Exhibit I hereto is hereby added as Exhibit 6.02(i) to the Agreement.

(e)

Exhibit II hereto is hereby added as Exhibit 6.02(j) to the Agreement.

7.

Indemnification by Master Servicer

The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K pursuant to the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than the Servicer (as defined herein), of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

8.

Continuing Effect

Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

9.

Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

10.

Notices

Any notices or other communications permitted or required under the Agreement to be made to JPMorgan Acquisition, the Depositor, the Trustee, PHH, Bishop’s Gate and the Servicer shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

In the case of JPMorgan Acquisition:

J.P. Morgan Mortgage Acquisition Corp.

270 Park Avenue, 6th Floor

New York, New York 10017

Attention: Jonathan Davis

Telephone: (212) 834 3850

Facsimile: (212) 834 6591

With a copy to:

JPMorgan Chase & Co.

270 Park Avenue

New York, New York 10017

Attention: General Counsel’s Office

In the case of the Depositor:

J.P. Morgan Acceptance Corporation I

270 Park Avenue

New York, New York 10017

Attention:  J.P. Morgan Alternative Loan Trust 2006-A5

In the case of the Trustee:

HSBC Bank USA National Association

452 Fifth Avenue

New York, New York 10018

Attention:  CTLA - Structured Finance

In the case of Cendant:

PHH Mortgage Corporation

3000 Leadenhall Road

Mt. Laurel, NJ 08054

Attention:  Allyn Brown, Vice President, Secondary Marketing

In the case of Bishop’s Gate:

c/o Cendant Mortgage Corporation, as Administrator

3000 Leadenhall Road

Mt. Laurel, NJ 08054

Attention:  Allyn Brown, Vice President, Secondary Marketing

In the case of the Servicer:

PHH Mortgage Corporation

3000 Leadenhall Road

Mt. Laurel, NJ 08054

Attention:  Allyn Brown, Vice President, Secondary Marketing

In the case of the Master Servicer:

U.S. Bank National Association

2121 Cliff Road, #205

Eagan, MN 55122

Attention:  J.P. Morgan Alternative Loan Trust 2006-A5

Telecopier:  (651) 365-6384

With a copy to the Securities Administrator:

U.S. Bank National Association

60 Livingston Avenue, EP-MN-WS3D

St. Paul, Minnesota 55107
Telecopier: (866) 831-7910

Attention: Structured Finance/J.P. Morgan Alternative Loan Trust 2006-A5

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

11.

Ratification

Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

12.

Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

13.

Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION CORP.

By: _/s/ Rosa J. Hyun____________________

Name: Rosa J. Hyun

Title: Vice President

J.P. MORGAN ACCEPTANCE CORPORATION I

By: __/s/ Rosa J. Hyun____________________

      Name: Rosa J. Hyun

Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee of J.P. Morgan Alternative Loan Trust 2006-A5

By: _/s/ Fernando Acebedo_________________

      Name: Fernando Acebedo

Title: Vice President

PHH MORTGAGE CORPORATION

By: _/s/ Crissy Judge  _____________________

Name: Crissy Judge

Title: Assistant Vice President

BISHOP’S GATE RESIDENTIAL

MORTGAGE TRUST

By:  __/s/ Crissy Judge______________ _____

      Name: Crissy Judge

Title: Assistant Vice President

PHH MORTGAGE CORPORATION, as Servicer

By: __/s/ Crissy Judge_____________________

Name: Crissy Judge

Title: Assistant Vice President

U.S. BANK NATIONAL ASSOCIATION, not individually, but solely as Master Servicer

 By: _/s/ Shannon M. Rantz_________________

      Name: Shannon M. Rantz

      Title: Vice President

Schedule I

Mortgage Loan Schedule

[See Schedule A to Pooling and Servicing Agreement]

Schedule II

[Servicing Fee Rate]

PHH Loan ID	Serving Fee(%)
35706274	0.375
38882874	0.375
7100531883	0.25
38656500	0.25
7109975602	0.25
38894499	0.25
35221472	0.375
39003199	0.375
7106756104	0.25
38945937	0.25
38865622	0.25
7100950364	0.25
7100419139	0.25
38894614	0.25
39007729	0.25
7103678699	0.25
7108024592	0.25
7101804008	0.25
39182449	0.375
38691416	0.375
7100554315	0.25
7102086886	0.25
7101651235	0.25
38877114	0.35
38824595	0.375
7101748791	0.25
7102013203	0.25
38899357	0.25
39081062	0.25
7102156762	0.25
35089374	0.375
39135652	0.25
39045539	0.25
38644738	0.375
7100532949	0.25
38813143	0.25
7107723608	0.25
35526185	0.25
34845321	0.375
35385376	0.375
35026939	0.375
35447192	0.375
35008903	0.375
34821363	0.375
35197045	0.375
35673581	0.375
38674982	0.375
34981829	0.375
35396118	0.375
38915211	0.375
38915237	0.375
38915427	0.375
35003771	0.375
34983098	0.375
35032804	0.375
35272087	0.375
35490366	0.375
34406371	0.375
35413087	0.375
35651918	0.375
35598812	0.375
35255488	0.375
34585125	0.375
35662063	0.375
34569897	0.375
35588466	0.375
34541755	0.375
38744975	0.375
35438142	0.375
38992780	0.375
7100529697	0.25
7100534622	0.25
7101851710	0.25
35089317	0.25
7102156747	0.25
7109259668	0.25
7104975789	0.25
32636094	0.375
34850180	0.375
35237296	0.375
35241678	0.375
35500222	0.375
35507912	0.375
35511146	0.375
35517416	0.375
35576313	0.375
35597384	0.375
35647288	0.375
35697457	0.375
35772359	0.375
35772383	0.375
38683686	0.375
38774410	0.375
35501030	0.375
32642043	0.375
35501543	0.375
35564558	0.375
35514819	0.375
38715306	0.375
35528744	0.375
35510452	0.375
35242353	0.375
32632259	0.375
35503069	0.375
30336465	0.375
32551046	0.375
32557985	0.375
32575490	0.375
32631657	0.375
32631780	0.375
32634222	0.375
32636748	0.375
32638678	0.375
32644361	0.375
32644742	0.375
32645988	0.375
32646960	0.375
32648404	0.375
32649477	0.375
32650814	0.375
32651390	0.375
32651416	0.375
32651895	0.375
32651903	0.375
32652273	0.375
32652307	0.375
32652331	0.375
32652679	0.375
32653685	0.375
32655425	0.375
32657181	0.375
32657660	0.375
32658437	0.375
32659203	0.375
32659740	0.375
34681007	0.375
34710582	0.375
34855379	0.375
34860494	0.375
34868844	0.375
34904755	0.375
34942458	0.375
35047638	0.375
35183391	0.375
35199793	0.375
35236256	0.375
35237775	0.375
35242460	0.375
35251248	0.375
35322353	0.375
35329168	0.375
35329176	0.375
35333491	0.375
35334846	0.375
35339332	0.375
35339928	0.375
35340215	0.375
35380740	0.375
35395284	0.375
35431162	0.375
35448968	0.375
35459023	0.375
35491844	0.375
35506286	0.375
35507011	0.375
35511047	0.375
35511187	0.375
35511807	0.375
35513068	0.375
35514207	0.375
35516806	0.375
35519214	0.375
35519826	0.375
35532126	0.375
35540467	0.375
35541572	0.375
35551001	0.375
35553072	0.375
35565613	0.375
35566975	0.375
35571470	0.375
35573211	0.375
35573583	0.375
35573708	0.375
35574995	0.375
35576156	0.375
35577063	0.375
35579010	0.375
35580059	0.375
35581958	0.375
35586536	0.375
35586791	0.375
35588284	0.375
35590371	0.375
35591429	0.375
35592898	0.375
35594357	0.375
35595172	0.375
35601996	0.375
35603240	0.375
35607852	0.375
35616077	0.375
35625631	0.375
35627587	0.375
35631951	0.375
35634492	0.375
35636273	0.375
35655448	0.375
35656693	0.375
35659853	0.375
35662329	0.375
35662410	0.375
35665777	0.375
35672567	0.375
35679166	0.375
35685908	0.375
35702760	0.375
35720853	0.375
35724277	0.375
35728781	0.375
35737121	0.375
35738269	0.375
35742345	0.375
35744333	0.375
35761444	0.375
35764190	0.375
35766195	0.375
35768787	0.375
35770130	0.375
35772789	0.375
35773662	0.375
35774330	0.375
35775675	0.375
35777093	0.375
35777143	0.375
35777622	0.375
35778927	0.375
35780519	0.375
38633863	0.375
38637724	0.375
38641551	0.375
38641866	0.375
38642757	0.375
38645511	0.375
38645529	0.375
38646543	0.375
38646899	0.375
38665030	0.375
38665139	0.375
38670568	0.375
38670923	0.375
38676722	0.375
38680914	0.375
38684718	0.375
38686234	0.375
38687836	0.375
38687869	0.375
38687877	0.375
38694121	0.375
38695235	0.375
38698684	0.375
38700621	0.375
38711917	0.375
38714291	0.375
38717708	0.375
38723227	0.375
38723300	0.375
38728895	0.375
38732608	0.375
38733457	0.375
38760245	0.375
38764908	0.375
38772224	0.375
38786836	0.375
38772745	0.375
35573625	0.375
32657348	0.375
35216670	0.375
35547983	0.375
30336952	0.375
38767950	0.375
38768826	0.375
32645301	0.375
35581552	0.375
32652604	0.375
35695972	0.375
35776657	0.375
32643215	0.375
35501246	0.375
35510486	0.375
35505866	0.375
32581134	0.375
32656118	0.375
32649808	0.375
35547504	0.375
35527845	0.375
35692516	0.375
35318575	0.375
32647737	0.375
38643516	0.375
32646358	0.375
35512631	0.375
35564921	0.375
32652349	0.375
35585124	0.375
35780410	0.375
35565548	0.375
35504968	0.375
35519313	0.375
35771716	0.375
35778836	0.375
35520576	0.375
35771773	0.375
35572502	0.375
35567213	0.375
35516103	0.375
35511641	0.375
35575737	0.375
38681813	0.375
35511617	0.375
32651986	0.375
35771468	0.375
35771823	0.375
35510528	0.375
35571587	0.375
35779669	0.375
7110015257	0.375
35517531	0.375
35513217	0.375
35713833	0.375
32644395	0.375
32579344	0.375
35705318	0.375
32638520	0.375
35498971	0.375
35619493	0.375
32651325	0.375
35502426	0.375
35577337	0.375
35213248	0.375
35459916	0.375
34859496	0.375
35520485	0.375
35293620	0.375
35243500	0.375
35466937	0.375
35624923	0.375
32645970	0.375
38792735	0.375
35236157	0.375
35228675	0.375
38980876	0.375
35581602	0.375
38650925	0.375
38825147	0.375
7110000663	0.375
35243583	0.375
35244201	0.375
34615450	0.375
32571721	0.375
34862318	0.375
34918466	0.375
34944116	0.375
38851168	0.375
38857033	0.375
38933891	0.375
35781293	0.375
35527662	0.375
35071075	0.375
7110004202	0.375
30338974	0.375
38647814	0.375
38888202	0.375
38691119	0.375
35725571	0.375
32659526	0.375
38653697	0.375
38885240	0.375
35073154	0.375
38663464	0.375
35634732	0.375
7110000077	0.375
38657722	0.375
30338701	0.375
38651113	0.375
32658403	0.375
38810776	0.375
38846465	0.375
35777069	0.375
38651147	0.375
38917381	0.375
38764247	0.375
35073451	0.375
35779966	0.375
38645339	0.375
30339154	0.375
35079672	0.375
32658163	0.375
35076488	0.375
38863296	0.375
30338990	0.375
38649257	0.375
35240191	0.375
35237866	0.375
35567098	0.375
7110002230	0.375
30338842	0.375
32633612	0.375
32635633	0.375
32646523	0.375
32656027	0.375
32657520	0.375
33933391	0.375
34073288	0.375
34958868	0.375
35070721	0.375
35070952	0.375
35071109	0.375
35071380	0.375
35071745	0.375
35078641	0.375
35298660	0.375
35350297	0.375
35368919	0.375
35376722	0.375
35379619	0.375
35386960	0.375
35458991	0.375
35461011	0.375
35474469	0.375
35504547	0.375
35506781	0.375
35584705	0.375
35652189	0.375
35668169	0.375
35688944	0.375
35720820	0.375
35736370	0.375
35771690	0.375
38644159	0.375
38650578	0.375
38651170	0.375
38656229	0.375
38657912	0.375
38660999	0.375
38745238	0.375
38766135	0.375
38769774	0.375
38791737	0.375
38806600	0.375
38809117	0.375
38825881	0.375
38841540	0.375
38843470	0.375
7110004335	0.375
35243013	0.375
38650412	0.375
38854717	0.375
35324821	0.375
35780345	0.375
35510494	0.375
38934071	0.375
35771492	0.375
35081751	0.375
35082999	0.375
38826939	0.375
35399567	0.375
38838892	0.375
38850418	0.375
38891107	0.375
38927133	0.375
35018696	0.375
35067123	0.375
35518638	0.375
35572478	0.375
35700855	0.375
32572950	0.375
35602036	0.375
34693010	0.375
38714028	0.375
7110001091	0.375
32634933	0.375
35409838	0.375
35664275	0.375
35733799	0.375
7100547749	0.375
35635416	0.375
35318229	0.375
38888996	0.375
7108338604	0.375
35316298	0.375
35318005	0.375
35503267	0.375
32641227	0.375
35572742	0.375
38762449	0.375
38764601	0.375
38775367	0.375
38780300	0.375
38918868	0.375
38979704	0.375
32648529	0.375
38801478	0.375
39743711	0.25
35272525	0.375
7100425649	0.25
7110002347	0.25
7100541775	0.25
7101052483	0.25
38698767	0.25
32659005	0.375
30313738	0.375
35505189	0.375
35086511	0.25
38703757	0.375
35765411	0.815
38819025	0.375
35484070	0.375
38957270	0.375
7109667803	0.25
7109667837	0.25
7109730148	0.25
7109730155	0.25
7109730122	0.25
34714022	0.375
35578772	0.375
35570563	0.375
38968194	0.375
35085539	0.25
32878027	0.375
35781491	0.375
7105991074	0.25
7100419410	0.25
7100419931	0.25
7101752199	0.25
7101850985	0.25
7108850491	0.25
34671750	0.375
7077736861	0.25
34767541	0.375
34093161	0.375
34831354	0.375
34571075	0.375
30112387	0.47
30303846	0.25
34490557	0.375
31820111	0.375
32524589	0.375
30111660	0.375
32268799	0.375
30934624	0.25
28035368	0.25
35771401	0.375

Exhibit I

Exhibit:  Calculation of Realized Loss/Gain Form

Claim packages must be submitted by the remittance report date.  Packages received late may not be paid until the next reporting cycle.  Documentation is required to support amounts for each item.

Liquidation and Acquisition Expenses:

Line 1 - 3  The Actual Unpaid Principal Balance, Interest accrued at Net Rate and accrued Servicing Fee.  For documentation, an amortization schedule from the date of default through liquidation.  Schedule should include net interest and servicing fees.

Line 4 - 6   Disbursement of Taxes, Hazard and Flood Insurance and MI Insurance from date of default through liquidation.  The documentation should include the date of disbursement, amount of disbursement, period of coverage,

Line 7 - 11  Foreclosure expenses and property preservation.  Provide documentation of all expenses and disbursements.  For escrow advances, please provide a complete payment history.

Line 12  Other requires complete corporate advance histories to support expense.

- REO repairs > $1500 require explanation

- REO reports > $3000 require evidence of a least 2 bids.

- Short Sale or Charge Off require P&L supporting the decision and USBHM's approved Officer Certification

Total lines 1 through 12

Credits:

Line 13 - 22  Complete as applicable.

Documentation required:

- Copy of HUD-1 from sale of REO.  If 3rd Party Sale, bid instructions and Escrow Agent/Attorney.

- Proceeds Breakdown

- Rental Income, if applicable

- Copy of PMI/MI claims and agency payment advice

- Pool Insurance Breakdown, if applicable

- All other credits need to be clearly defined.

Total lines 13 through 22.

Total Realized Loss (or Amount of Any Gain)

The total is the sum of Total Credits less Total Expenses.  If the amount represents a gain,

please indicate the amount as (xxx.xx).

Exhibit 3A: Calculation of Realized Loss/Gain Form

Date:	Borrower:
TO: US Bank Home Mortgage	Property Address:
2121 Cliff Drive, Suite 205
Eagan, MN 55122	Servicer Loan No.:
Master Servicing Department	USBHM Loan No.:
Fax: 365-651-6328

Liquidation Type: REO Sales 3rd Party Sale Short Sale Charge Off

Liquidation and Acquisition Expenses:

Actual Unpaid Principal Balance	$
Interest accrued at Net Rate
Accrued Servicing Fee
Tax Disbursements
Hazard and Flood Insurance Disbursements
MI Insurance Disbursements
Property Inspections
Attorney’s Fees
FC Costs/Other Legal Expenses
Appraisal/BPO
Utility Expenses
Other (Itemize)

Total Expenses:	$

Credits:
Escrow Balance	$
HIP Refund
Hazard Loss Proceeds
Rent Receipts
Primary Mortgage Claim Funds
HUD Part A
HUD Part B
Pool Insurance Proceeds
Proceeds from Sale of Property
Other (Itemize)

Total Credits:	$

TOTAL REALIZED LOSS (OR GAIN)	$

Prepared By:	Servicer

Phone No.:	Email Address:

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

Exhibit II

Exhibit:  Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Exhibit 2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

·

ASUM-

Approved Assumption

·

BAP-

Borrower Assistance Program

·

CO-

   Charge Off

·

DIL-

   Deed-in-Lieu

·

FFA-

   Formal Forbearance Agreement

·

MOD-

   Loan Modification

·

PRE-

   Pre-Sale

·

SS-

   Short Sale

·

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: U.S. Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply U.S. Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

·

Mortgagor

·

Tenant

·

Unknown

·

Vacant

The Property Condition field should show the last reported condition of the property as follows:

·

Damaged

·

Excellent

·

Fair

·

Gone

·

Good

·

Poor

·

Special Hazard

·

Unknown

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy